SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): March 31, 2006

                   COMMISSION FILE NO. 0-49915


                      Monarch Staffing, Inc.
                  -----------------------------
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Nevada                                    88-0474056
  ---------------------------------          --------------------------------
   (STATE OR OTHER JURISDICTION OF          (IRS EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)


          18301 VON KARMAN, SUITE 250, IRVINE, CA, 92612
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                          (949) 260-0150
              --------------------------------------
                    (ISSUER TELEPHONE NUMBER)

                   MT Ultimate Healthcare Corp.

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  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR.

Effective March 31, 2006, we took the following corporate actions:

     (a) We changed our corporate name to Monarch Staffing, Inc. from MT Ultimate Healthcare Corp.;

     (b) We effected a one-for-ninety reverse stock split of our common stock;

     (c) We re-authorized (after giving effect to the reverse stock split) 400,000,000 shares of our common stock, par value $.001 per share; and

     (d)  We authorized 5,000,000 shares of "blank check" preferred stock.

Each of these corporate actions is described in more detail in our Information Statement dated, and mailed to our stockholders on, March 6, 2006. The actions were approved by written consent of our stockholders. A copy of the Certificate of Amendment to our Articles of Incorporation that we filed with the Secretary of State of the State of Nevada on March 28, 2006 is attached as
Exhibit 3.1 to this Form 8-K


Item 8.01. OTHER EVENTS.

On March 31, 2006, our stock symbol on the OTC Bulletin Board changed from MTHC.OB to MSTF.OB in connection with the change in our corporate name and reverse stock split.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits

3.1       Certificate of Amendment to Articles of Incorporation



                            Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Monarch Staffing, Inc.

March 31, 2006

/s/ David Walters
------------------------
David Walters
Chief Executive Officer